HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY HORIZON HEALTHCARE
                               OF NEW JERSEY, INC.
                              Three Penn Plaza East
                            Newark, New Jersey 07105


                                 August 9, 2001


CareAdvantage, Inc.
Metropolitan Corporate Plaza
485-C Route 1 South
Iselin, New Jersey  08830

CW Ventures II, L.P.
1041 Third Avenue
New York, New York 10021

                       Re: Satisfaction of Debt Agreement

Ladies and Gentlemen:

Reference is made to the Satisfaction of Debt Agreement dated as of November 1, 2000 among Horizon Blue Cross Blue Shield of New Jersey, Horizon Healthcare of New Jersey, Inc., CareAdvantage, Inc., CareAdvantage Health Systems, Inc. and Contemporary HealthCare Management, Inc. (as amended by letter agreement dated March 26, 2001, the "Agreement").

This letter will confirm our agreement to further amend the Agreement, effective as of May 31, 2001, by substituting the date September 30, 2001 for the date May 31, 2001 in Section 2.1 of the Agreement.

Except as set forth in the preceding paragraph, the Agreement remains in full force and effect.




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Please acknowledge your acceptance of and agreement with the foregoing by signing and returning the enclosed copy of this letter.

                      Very truly yours,

                      HORIZON BLUE CROSS BLUE
                       SHIELD OF NEW JERSEY


                      By:/s/ Robert J. Pures
                         -------------------------------------
                           Name:  Robert J. Pures
                           Title: Senior Vice President, Chief
                                  Executive Officer and Treasurer

                      HORIZON HEALTHCARE OF
                       NEW JERSEY, INC.


                      By:/s/ William J. Frantel
                         -------------------------------------
                            Name:  William J. Frantel
                            Title: Treasurer

ACCEPTED AND AGREED:

CAREADVANTAGE, INC.


By: /s/ Dennis J. Mouras
    ----------------------------------------
      Name:  Dennis J. Mouras
      Title: Chief Executive Officer

CW VENTURES II, L.P.

By:  CW PARTNERS III, L.P., its General Partner


        By:/s/ Barry Weinberg
           -----------------------------------
           Name:  Barry Weinberg
           Title: General Partner